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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549





                                    FORM 8-K


                                 CURRENT REPORT





                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934





         Date of Report (Date of earliest event reported): July 21, 1997



                           ANALYSIS & TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)



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
             Connecticut                              0-14161                              95-2579365
    (State or other jurisdiction                  (Commission File                        (IRS Employer
          of incorporation)                           Number)                          Identification No.)
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                Route 2, P.O. Box 220, North Stonington, CT 06359
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (860) 599-3910


                                       N/A
          (Former name or former address, if changed since last report)
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Item 5.  Other Events.


         Pursuant to General Instruction F to Form 8-K, the information requested by this Item is provided in the press release issued by the Company on July 21, 1997, incorporated by reference herein and included as Exhibit 20 to this Form 8-K.


Item 7.  Financial Statements and Exhibits.

         (a)  Not applicable.

         (b)  Not applicable.

         (c)  Exhibits.

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
         Exhibit No.                Document
         20                         Press Release of the Company
                                    dated July 21, 1997
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ANALYSIS & TECHNOLOGY, INC.



Date:  July 25, 1997                          By:     s/ David M. Nolf
                                                      ----------------
                                                      David M. Nolf
                                                      Executive Vice President
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                                  EXHIBIT INDEX





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
Exhibit No.                                  Document
       20                             Press Release of Company
                                      dated July 21, 1997
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